SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       December 17, 2016
                        Date of Report
              (Date of Earliest Event Reported)

                 DIVERSE DEVELOPMENT GROUP INC.
         (Exact Name of Registrant as Specified in its Charter)

               TOPAZ ISLAND ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                    000-55634                    81-2338251
(State or other        (Commission File Number)       (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

                      4819 Wood Pointe Way
                      Sarasota, Florida 34233
            (Address of principal executive offices) (zip code)

                           617-510-1777
           (Registrant's telephone number, including area code)

                         215 Apolena Avenue
                 Newport Beach, California 92662
             (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On December 18, 2016, Diverse Development Group Inc. (formerly Topaz Island Acquisition Corporation) (the "Registrant" or the "Company") issued 6,100,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 6,700,000 shares of common stock as follows:

                    Christopher Kiritsis    6,100,000 shares

     With the issuance of the stock and the redemption of 19,400,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On December 17, 2016, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,400,000 of the then 20,000,000 shares of outstanding stock valued at par.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 2, 2016 as amended and supplemented by the information contained in this report.

   The Registrant intends to grow its business by the purchasing and developmentof real estate across all spectrums of the industry including commercial, industrial, multi-family, and office throughout the United States with a focus on credit tenant development through the acquisition of existing companies or through development of its own business plan. The Company anticipates using cash and little debt. The Company anticipates purchasing both existing developed properties or developing undeveloped property.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On December 17, 2016 the following events occurred:

        James M. Cassidy resigned as the Registrant's president, secretary and director.

        James McKillop resigned as the Registrant's vice president and director.

        Christopher Kiritsis named the sole director of the Registrant and its President and Treasurer.

   Christopher Kiritsis serves as President, Treasurer and sole director of the Registrant. Mr. Kiritsis has a long career in real estate sales, development consulting. In 1998, he founded the Potomac Group which served as a major developer for several major retailers. Mr. Kiritsis work was primarily focused in Massachusetts, New Hampshire, and Florida. Mr. Kiritsis has been retained by national and local companies and developers to assist in negotiating and completing development plans when such companies and developers have hit obstacles. Mr. Kiritsis is a preferred developer for national companies as well as a residential developer with 29 years experience.


                    SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                            DIVERSE DEVELOPMENT GROUP INC.
Date: December 18, 2016

                            /s/ Christopher Kiritsis
                                President